EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Samsara, Inc.

EXECUTED this 27th day of December, 2021.

GENERAL CATALYST GROUP VIII, L.P.
By:	GENERAL CATALYST PARTNERS VIII, L.P.
its General Partner
	By:	GENERAL CATALYST GP VIII, LLC
its General Partner
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP VIII SUPPLEMENTAL, L.P.
By:	GENERAL CATALYST PARTNERS VIII, L.P.
its General Partner
	By:	GENERAL CATALYST GP VIII, LLC
its General Partner
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII, LLC
By:	GC VENTURE VIII MANAGER, LLC
its Manager
	By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII-B, LLC
By:	GC VENTURE VIII-B MANAGER, LLC
its Manager
	By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP X - ENDURANCE, L.P.
By:	GENERAL CATALYST PARTNERS X – GROWTH VENTURE, L.P.
its General Partner
	By:	GENERAL CATALYST GP X – GROWTH VENTURE, LLC
its General Partner
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP XI - ENDURANCE, L.P.
By:	GENERAL CATALYST PARTNERS XI – ENDURANCE, L.P.
its General Partner
	By:	GENERAL CATALYST ENDURANCE GP XI, LLC
its General Partner
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST PARTNERS VIII, L.P.
By:	GENERAL CATALYST GP VIII, LLC
its General Partner
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII MANAGER, LLC
By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GC VENTURE VIII-B MANAGER, LLC
By:	GENERAL CATALYST GROUP MANAGEMENT, LLC
its Manager
		By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP VIII, LLC
By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP X – GROWTH VENTURE, LLC
By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GP XI – ENDURANCE, LLC
By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT, LLC
By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT HOLDINGS, L.P.
By:	GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC
its General Partner
	By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

GENERAL CATALYST GROUP MANAGEMENT HOLDINGS GP, LLC
By:	/s/ Christopher McCain
Christopher McCain
Chief Legal Officer

*
Kenneth I. Chenault

*
Joel E. Cutler

*
David P. Fialkow

*
Hemant Taneja

* By:	/s/ Christopher McCain
Christopher McCain as Attorney-in-Fact

*

This instrument was executed by Christopher McCain on behalf of the Managing Directors pursuant to Powers of Attorney filed as Exhibit 24.1 to the Form 4 relating to the beneficial ownership of shares of Intersections Inc. (file no. 000-50580) by Reporting Persons filed with the Securities Exchange Commission on January 15, 2019 and incorporated herein in its entirety by reference.